Offerings - Offering: 1	Jan. 15, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 26,647,462.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,680.01
Offering Note	Based on the 14,970,484 shares of APUS common stock outstanding at the closing of the Merger Agreement and the quoted market price of $1.78 per share, the total purchase consideration is $26,647,462.

The filing fee was calculated in accordance with 17 CFR § 240.0-11(c)(1) by multiplying the transaction valuation by the fee rate.